Exhibit 99.1

Vista Gold Corp. and the Jawoyn Association Modify Agreement to Include a Royalty and

Mutual Cooperation and Support Commitments

Denver, Colorado, November 30, 2020 – Vista Gold Corp. (NYSE American and TSX: VGZ) (“Vista” or the “Company”) today announced that the Company, Jawoyn Association Aboriginal Corporation (“Jawoyn Association”), and Barnjarn Aboriginal Corporation have entered into a Deed of Variation (the “Agreement”) to modify the original 2006 agreement  with respect to the Mt Todd gold project (“Mt Todd” or the “Project”).

The Agreement provides the Jawoyn Association with a gross proceeds royalty (“GPR”) instead of its previous right to become a 10% participating joint venture partner in Mt Todd and provides Vista with greater flexibility in its decisions to develop and operate Mt Todd. In addition, Vista and the Jawoyn Association agreed to establish a leaders forum, formalized the Jawoyn Association’s strong support for Mt Todd and outlined a framework to optimize training, employment, and contracting opportunities for the Jawoyn people and businesses.

Frederick Earnest, President and CEO of Vista, stated, “Our relationship with the Jawoyn people is very important to Vista and is built on trust, mutual respect and open communication over the last 14 years. This Agreement provides Vista with a simplified project structure and the Jawoyn Association with a royalty in place of the risks and obligations of financing a participating interest.

“The cooperation and support commitments confirm our shared vision of promoting cross-cultural awareness, protecting cultural heritage sites, and providing economic opportunities for aboriginal people as integral components of the development of Mt Todd. The clarity this Agreement provides will be especially meaningful as we advance to discussions with potential development partners.”

Royalty

Under the terms of the original 2006 agreement, the Jawoyn Association was granted, among other consideration for the use of the surface land required to build and operate Mt Todd, a 1.0% GPR and the right to elect to establish a joint venture with Vista holding a 90% participating interest and the Jawoyn Association holding a 10% participating interest in Mt Todd. Instead of the right to elect to hold a 10% participating interest, the Agreement provides the Jawoyn Association with an additional GPR ranging between 0.125% and 2.000%, depending on prevailing gold prices and foreign exchange rates. The additional GPR would be 1.0% at present market conditions.

Social and Cultural

Vista and the Jawoyn Association have agreed to collaboratively promote and advance cross-cultural awareness, develop a regional employment strategy and establish protocols for ongoing protection and management of cultural heritage sites. Additionally, the Company and the Jawoyn Association have established a framework for creating opportunities for training and employment and for the development of aboriginal businesses in a mutually beneficial manner. Vista has long supported, promoted and fostered employment opportunities for aboriginal people at Mt Todd and this framework provides a path for continuing success. Both parties have agreed to work closely together to formalize these initiatives over the next 12 months.

A leaders forum will be established to provide ongoing coordination between the Company and the Jawoyn Association as part of the shared interest in the development of a project that is expected to provide significant economic benefit for the Jawoyn people, while respecting their culture and traditions. These initiatives reiterate the Jawoyn Association’s strong support for the Project and Vista’s unwavering commitment to social and corporate responsibility.

Mr. Earnest concluded, “As we have advanced Mt Todd, we have enjoyed strong support from the Jawoyn Association, Northern Territory Government and local communities as a result of our environmental management of the Mt Todd site and commitment to responsible development of the Project. This Agreement provides both the Jawoyn Association and Vista with a clear view of the future as we move forward together.”

About Mt Todd

Mt Todd is designed to be a large-scale, low-cost gold mine located in the mining friendly jurisdiction of Northern Territory, Australia. Situated approximately 250 km southeast of Darwin, Mt Todd is expected to produce approximately 495,000 ounces of gold per year during the first five years of operation with lowest quartile in-country and global all in sustaining costs. Mt Todd’s extensive 1,100 km2 of exploration licenses offer excellent potential to expand gold resources and reserves and increase the life of the mine. All major environmental permits have been approved.

About Vista Gold Corp.

Vista is a gold project developer. The Company’s flagship asset is the Mt Todd gold project in the Tier 1 mining jurisdiction of Northern Territory, Australia. Mt Todd is the largest undeveloped gold project in Australia and, if developed as presently designed, Mt Todd would potentially be the sixth largest gold producer in Australia on an annual basis.

For further information about Vista or the Mt Todd Gold Project, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185 or visit the Company’s website at www.vistagold.com to access important information, including the current Technical Report.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as the future value of the GPR, continuing strong support for Mt Todd by the Jawoyn Association and the Northern Territory Government, the future value of Mt Todd, that Mt Todd is the largest undeveloped gold project in Australia, our ongoing efforts to seek development of Mt Todd to potentially be Australia’s 6th largest gold producer and produce an average of 495,000 ounces of gold during the first five years of operation with lowest quartile in-country and global all in sustaining costs,  and that

Mt Todd’s 1,100 km2 of exploration licenses offer excellent potential to expand resources and reserves and increase the life of the mine are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our approved business plans, exploration and assay results, results of our test work for process area improvements, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold. When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed February 26, 2020 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.